CONSULTING GROUP CAPITAL MARKETS FUNDS (“TRUST”)

SUPPLEMENT DATED APRIL 27, 2009
TO THE PROSPECTUS DATED JANUARY 2, 2009

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus and Statement of Additional Information (“SAI”). Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Prospectus or SAI.

Morgan Stanley & Co. and Citigroup Inc. (“Citigroup”) have entered into an agreement to form a joint venture combining Morgan Stanley’s Global Wealth Management Group and the Smith Barney division of Citigroup. The joint venture will be 51% owned by Morgan Stanley and 49% by Citigroup, and the joint venture in turn will own a new company, to be known as Morgan Stanley Smith Barney LLC (“MSSB” or the “joint venture”). The formal commencement of operations of MSSB is expected to occur by the end of the third quarter of 2009. Citigroup Investment Advisory Services Inc. (“CIAS”), the investment adviser to the Trust, is among the Citigroup-affiliated entities that will be contributed to the joint venture. It is expected that the nature and quality of the services that CIAS currently provides to the Trust will not change materially as a result of the joint venture. CIAS intends to request the approval of the Board of Trustees of the Trust for the Trust to solicit proxies from shareholders for the purpose of approving a new investment advisory agreement with CIAS (or its successor entity) as required by the Investment Company Act of 1940 and other applicable law. Shareholders will receive a proxy statement containing further details concerning the joint venture.

Effective February 10, 2009, references pertaining to Lada Emelianova of Newgate Capital Management LLC, sub-adviser to Emerging Markets Equity Investments, are deleted from the Prospectus.

On April 13, 2009, an application was filed to continue Money Market Investments’ participation in the United States Treasury Department’s Temporary Guarantee Program for Money Market Funds (the “Program”) from May 1, 2009, through the anticipated termination of the Program on September 18, 2009.

Effective immediately, the address listed on page 42 for Thornburg Investment Management, Inc., sub-adviser to International Equity Investments, is changed to 2300 North Ridgetop Road, Santa Fe, NM 87506.

Effective immediately, the following language replaces and updates the Department of Labor Exemption found in Appendix A on pages A-1 through A-15 of the Prospectus.

Pro_January 2, 2009_Supp_04_09

APPENDIX A

DEPARTMENT OF LABOR
Employee Benefits Security Administration
[Application No. D-11341]
Notice of Proposed Individual Exemption To Replace Prohibited Transaction Exemption (PTE) 2000-45, Involving Citigroup Global Markets Inc. (CGMI), Formerly Salomon Smith Barney Inc. (Salomon Smith Barney), Located in New York, NY
AGENCY: Employee Benefits Security Administration, U.S. Department of Labor.
ACTION: Notice of proposed individual exemption to modify PTE 2000-45.
SUMMARY: This document contains a notice of pendency before the Department of Labor (the Department) of a proposed exemption which, if granted, would replace PTE 2000-45 (65 FR 54315, September 7, 2000). On December 1, 2005, PTE 2000-45 became ineffective due to a material change in the exemption.
PTE 2000-45 related to the operation of the TRAK Personalized Investment Advisory Service (the TRAK Program) and the Trust for Consulting Group Capital Markets Funds (the Trust). If granted, the new exemption would affect participants and beneficiaries of and fiduciaries with respect to employee benefit plans (the Plans) participating in the TRAK Program.
DATES: Effective Dates: If granted, this proposed exemption will be effective: (1) From December 1, 2005 until March 10, 2006 with respect to the limited exception described in Section IV; (2) as of December 1, 2005 with respect to the Covered Transactions, the General Conditions and the Definitions described in Sections I, II and III; and (3) as of January 1, 2008 with respect to the new fee offset procedure.
DATES: Written comments and requests for a public hearing should be received by the Department on or before February 23, 2009.
ADDRESSES: All written comments and requests for a public hearing (preferably, three copies) should be sent to the Office of Exemption Determinations, Employee Benefits Security Administration, Room N-5700, U.S. Department of Labor, 200 Constitution Avenue, NW., Washington DC 20210, Attention: Application No. D-11341. Interested persons are also invited to submit comments and/or hearing requests to the Department by facsimile to (202) 219-0204 or by electronic mail to Vaughan.Anna@dol.gov by the end of the scheduled comment period. The application pertaining to the proposed exemption and the comments received will be available for public inspection in the Public Disclosure Room of the Employee Benefits Security Administration, U.S. Department of Labor, Room N-1513, 200 Constitution Avenue, NW., Washington, DC 20210.
FOR FURTHER INFORMATION CONTACT: Mrs. Anna Vaughan, Office of Exemption Determinations, Employee Benefits Security Administration, U.S. Department of Labor, telephone (202) 693-8565. (This is not a toll-free number.)
SUPPLEMENTARY INFORMATION: Notice is hereby given of the pendency before the Department of a proposed exemption that would replace PTE 2000-45. PTE 2000-45 provided an exemption from certain prohibited transaction restrictions of section 406(a) of the Employee Retirement Income Security Act of 1974 (the Act or ERISA) and from the sanctions resulting from the application of section 4975 of the Internal Revenue Code of 1986 (the Code), as amended, by reason of section 4975(c)(1)(A) through (D) of the Code, for the purchase or redemption of shares in the Trust by an employee benefit plan, an individual retirement account, a retirement plan for a self-employed individual, or an individual account pension plan that is subject to the provisions of Title I of the Act and established under section 403(b) of the Code (the Section 403(b) Plan; collectively, the Plans) in connection with such Plans’ participation in the TRAK Program.
PTE 2000-45 also provided exemptive relief from the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, with respect to the provision, by the Consulting Group of Salomon Smith Barney (the Consulting Group), of (1) investment advisory services or (2) an automatic reallocation option to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary), which may result in such fiduciary’s selection of a portfolio (the Portfolio) in the TRAK Program for the investment of Plan assets.1
As of May 31, 2008, the TRAK Program held assets that were in excess of $9.4 billion. Of those assets, approximately $5.6 billion were held in Plan accounts of ERISA-covered plans or individual retirement accounts. At present, the Trust consists of eleven Portfolios (CGCM funds) that are managed by the Consulting Group and advised by one or more unaffiliated sub-advisers (the Sub-Advisers) selected by the Consulting Group.
PTE 2000-45 required, as did each prior exemption, that any Sub-Adviser that acted on behalf of the Trust and exercised investment discretion over a Portfolio be independent of Salomon Smith Barney and its affiliates to ensure that the Sub-Adviser would not have a significant role in the decisions made by the Consulting Group, and that the Consulting Group would not have significant influence in or exert control over, or have a significant economic interest in the Sub-Adviser.
In granting PTE 2000-45 to Salomon Smith Barney, the Department also modified the definition of the term “affiliate,” as set forth in Section II(h) of the General Conditions and Section III(b) of the Definitions. Section II(h) provides that “[a]ny Sub-Adviser that acts for the Trust to exercise investment discretion over a Portfolio will be independent of Salomon Smith Barney and its affiliates.”2 Section III(b)(3) of the Definitions defines the term “affiliate” to include “[a]ny corporation or partnership of which Salomon Smith Barney, or an affiliate described in subparagraph (b)(1), is a 10 percent or more partner or owner.” Thus under PTE 2000-45, an “affiliate” of Salomon Smith Barney would cover only those persons and entities that had a significant role in the decisions made by, or which were managed or influenced by, Salomon Smith Barney. An affiliate would also include any corporation or partnership of which Salomon Smith Barney or an affiliate was a 10 percent or more partner or owner.

1 PTE 2000-45 superseded PTE 99-15 (64 FR 1648, April 5, 1999), PTE 94-50 (59 FR 32024, June 21, 1994) and PTE 92-77 (57 FR 45833, October 5, 1992).
PTE 99-15 allowed Salomon Smith Barney to create a broader distribution of TRAK-related products, adopt an automated recordkeeping reimbursement offset procedure under the TRAK Program, adopt an automated reallocation option under the TRAK Program that would reduce the asset allocation fee paid to Salomon Smith Barney by a Plan investor, and expand the scope of the exemption to include Section 403(b) Plans. The exemption also replaced references to Shearson Lehman and Smith Barney in PTEs 92-77 and PTE 94-50, which it superseded.
PTE 94-50 permitted Smith, Barney Inc. (Smith Barney), Salomon Smith Barney’s predecessor, to add a daily-traded collective investment fund (the GIC Fund) to the existing Portfolios of mutual funds (the Funds) comprising the Trust, and to describe the various entities operating the GIC Fund. PTE 94-50 also replaced references to Shearson Lehman Brothers, Inc. (Shearson Lehman) with Smith Barney and amended and replaced PTE 92-77.
Finally, PTE 92-77 permitted Shearson Lehman to make the TRAK Program available to Plans that acquired shares in the former Trust for TRAK Investments and allowed the Consulting Group to provide investment advisory services to an Independent Plan Fiduciary which might result in such fiduciary’s selection of a Portfolio in the TRAK Program for the investment of Plan assets.
2 Although the term “independent” is not defined in PTE 2000-45, the Applicants note that this condition was added to the original Shearson Lehman exemption request when Shearson Lehman agreed not to use affiliated Sub-Advisers. As noted in the proposed exemption to PTE 99-15 (63 FR 60391, November 9, 1998), the term “independent” has been construed to mean “not an affiliate.”

CGMI (formerly, Salomon Smith Barney) and its predecessor and related companies (collectively, the Applicants) have requested a modification of PTE 2000-45. Specifically, the Applicants have requested that the term “affiliate,” as originally set forth in Section II(h) of the General Conditions and in Section III(b) of the Definitions of PTE 2000-45, be clarified as it relates to the past merger (the Merger Transaction) between Citigroup Inc. (Citigroup) and Legg Mason, Inc. (Legg Mason), a financial services holding company. In this regard, the Applicants have requested that a limited and temporary exception to the definition of “affiliate” be incorporated in a new Section IV.
As a result of the Merger Transaction, which is described in detail below, it is the view of the Department that PTE 2000-45 was no longer effective for the transactions described therein when Section II(h) of the General Conditions and Section III(b) of the Definitions were not met. Therefore, the Department has decided to propose a new exemption that would replace PTE 2000-45. The new exemption would incorporate by reference (unless otherwise noted), the facts, representations, operative language and definitions of PTE 2000-45. To the extent applicable, the new exemption, if granted, would update the operative language of PTE 2000-45.
The Department’s exemption procedures (the Procedures), which are codified in 29 CFR Part 2570, Subpart B (55 FR 32836, August 10, 1990), expressly mandate that “an exemption is effective only under the conditions set forth in the exemption.”3 To the extent a condition is not met, the Department has taken the position that the exemption is null and void. Under such circumstances, the parties must obtain another individual exemption from the Department.
If granted, the new exemption would provide retroactive relief, effective as of December 1, 2005, with respect to the Covered Transactions, the General Conditions and the Definitions that are set forth in Sections I, II and III of this proposal. The new exemption would also provide, in Section IV, limited retroactive relief from December 1, 2005 until March 10, 2006 for the period during which the Applicants were in noncompliance. Further, the new exemption would provide relief for a fee offsetting procedure implemented by the Applicants on January 1, 2008.
The proposed exemption has been requested in an application filed on behalf of the Applicants pursuant to section 408(a) of the Act and section 4975(c)(2) of the Code, and in accordance with the Procedures. Effective December 31, 1978, section 102 of Reorganization Plan No. 4 of 1978 (43 FR 47713, October 17, 1978) transferred the authority of the Secretary of the Treasury to issue exemptions of the type requested to the Secretary of Labor. Accordingly, the proposed exemption is being issued solely by the Department.

I. The Merger Transaction
The Applicants represent that on December 1, 2005, Citigroup sold to Legg Mason substantially all of its asset management business in accordance with the terms of an agreement dated June 23, 2005. Legg Mason, whose principal executive offices are located in Baltimore, Maryland, provides asset management, securities brokerage, investment banking and related financial services to its clients through its subsidiaries. As of March 31, 2008, Legg Mason’s affiliated asset management operations had aggregate assets under management of approximately $950 billion.

3 See 29 CFR 2570.49(b).

The assets sold by Citigroup to Legg Mason included Smith Barney Mutual Funds Management Inc. (now Smith Barney Fund Management LLC) but excluded the Consulting Group and the TRAK Program. In exchange for its asset management business, Citigroup received the securities brokerage and investment banking business of Legg Mason and approximately 4 percent of the voting common stock of Legg Mason (Legg Mason Common Stock) or 5,395,545 shares. In addition, Citigroup received 13.346632 shares of non-voting, convertible preferred stock of Legg Mason (Legg Mason Preferred Stock)4 which could be converted into approximately 10 percent of Legg Mason Common Stock.5 Legg Mason Stock was to be held by AMAD Holdings, Inc., a subsidiary of Citigroup. Further, Citigroup received approximately $550 million in the form of a five year loan facility provided by Legg Mason to Citigroup Corporate and Investment Banking.
In addition to the above, Citigroup agreed with Legg Mason to sell Legg Mason Preferred Stock under the terms of an underwritten, broadly-distributed public offering or, if sold privately, in a manner such that no person acquired more than 1% of the voting power of Legg Mason. Moreover, Citigroup was required not to participate in any proxy contest or other activities concerning the management of Legg Mason. Finally, Citigroup agreed not to acquire more than 5% of Legg Mason Common Stock at any time.
Consummation of the Merger Transaction was subject to certain customary terms and conditions, including: (1) Required regulatory approvals obtained by Citigroup and Legg Mason;
(2) consent obtained from certain advisory clients of Citigroup Asset Management (CAM) to continue their advisory relationship with CAM following the consummation of the Merger Transaction;6 and (3) the conversion of Legg Mason’s subsidiary, Legg Mason Trust, fsb, from a federal thrift charter to a trust company.

II. Subsequent Developments
On March 10, 2006, Citigroup announced that it had priced an offering of 9,000,000 shares of Legg Mason Common Stock in an underwritten public offering. The shares consisted of 5,393,545 shares of Legg Mason Common Stock as well as 3,606,455 shares of Legg Mason Common Stock, which were issuable upon the conversion and sale of 3.606455 shares of Legg Mason Preferred Stock. These shares had been received by Citigroup as part of the consideration for the Merger Transaction described above.
Citigroup also granted the underwriter a customary 15% over-allotment option to purchase additional shares of Legg Mason Common Stock. Citigroup Corporate and Investment Banking acted as sole bookrunner in this transaction. Upon completion of the offering, and assuming no exercise of the over-allotment option, Citigroup would own 9.740177 shares of Legg Mason Preferred Stock, which would be convertible upon sale into 9,740,177 shares of Legg Mason Common Stock. Completion of the offering was subject to market and other conditions.
Currently, Citigroup owns no Legg Mason Common Stock and 8.390177 shares of Legg Mason Preferred Stock that is convertible upon sale into 8,390,177 shares of Legg Mason Common Stock. Such stock continues to be held by AMAD Holdings, Inc. The Legg Mason Preferred Stock represents a less than 10% ownership interest in Legg Mason.

4 Legg Mason Common Stock and Legg Mason Preferred Stock are together referred to as “Legg Mason Stock.”
5 Legg Mason Preferred Stock will only convert after it has been sold by Citigroup.
6 The Applicant states that CAM was sold to Legg Mason subsequent to the Merger Transaction.

III. The Sub-Advisers
Brandywine Asset Management LLC (Brandywine) and Western Asset Management Company (Western), both of which are investment adviser subsidiaries of Legg Mason, have served as Sub-Advisers to a portion of the assets of certain Portfolios of the Trust offered under the TRAK Program. The Applicants represent that Brandywine had served as a Sub-Adviser since July 2001, but it was removed from this position on June 17, 2008. Until its removal, Brandywine managed assets in excess of $300 million for the Consulting Group Capital Markets (CGCM) International Equity Investments Fund. Western has been a Sub-Adviser since October 2001, and since June 30, 2008, it has managed $186,506,248 in assets for CGCM’s Core Fixed Income Fund, and $59,602,052 for the CGCM High Yield Fund.
The Applicants represent that Brandywine and Western have operated as separate and autonomous companies. Each Sub-Adviser has made its own decisions regarding the business that it has conducted with CAM. In particular, Brandywine and Western have entered into a “Revenue Sharing Agreement” with Legg Mason, whereby Legg Mason has received a specified percentage of Brandywine’s and Western’s respective gross revenues on an annual basis. With the remaining revenues, Brandywine and Western have each developed its own business plan and operating budget. Both Sub-Advisers have retained complete control over its investment processes, and have made its own decisions as to what business to accept from existing and potential clients, and on what terms.
The Applicants state that these principles have applied to each of Brandywine’s and Western’s relationship with the TRAK Program. Therefore, no changes to these arrangements were anticipated as a result of the Merger Transaction. Furthermore, the Applicants state that the Consulting Group has never had any ability to exercise control or influence over the business of Brandywine or Western. In this regard, the Consulting Group, in its role as the Investment Manager to the Trust’s Funds, has continued to recommend to the Board of Trustees of the Trust the selection and retention of Fund Sub-Advisers, but has not had any control over how any Sub-Adviser, including Brandywine or Western, would fulfill its obligations to the Funds under the Sub-Adviser agreements.
Similarly, the Applicants point out that neither Brandywine nor Western, as separate entities, has had any control over the recommendations of the Consulting Group, or the decisions made by the Board of Trustees of the Trust with respect to selection of the Sub-Advisers or asset allocations. Thus, no special arrangements that would give either the Consulting Group or Brandywine and Western any ability to exercise control over each other were possible.
Although Citigroup at no time controlled a greater than 5% voting interest in Legg Mason, the Applicants explain that an affiliate of Citigroup temporarily held an aggregate ownership interest in Legg Mason (i.e., including Legg Mason Stock) of approximately 14%.7 As a result, Legg Mason may have been considered an “affiliate” of CGMI under PTE 2000-45. While the definition of “affiliate” in Section III(b) of the Definitions section of PTE 2000-45 does not include “affiliates” of Legg Mason, the Applicants note that it is possible that Brandywine and Western, as wholly owned subsidiaries of Legg Mason, may not have been considered “independent” of CGMI and its affiliates for purposes of Section II(h) of the General Conditions of PTE

7 As mentioned above, on March 10, 2006, Citigroup sold its entire position in Legg Mason Common Stock that was received in connection with the Merger Transaction, and since then has held a less than 10% ownership interest in Legg Mason.

2000-45.8 Counsel for Citigroup has also confirmed that the Merger Transaction did not result in Legg Mason being considered an “affiliate” of CGMI for purposes of applicable securities laws or an “affiliated person” of CGMI for purposes of the Investment Company Act of 1940.

IV. Limited Exception and Rationale
Accordingly, the Applicants request a limited exception to the definition of “affiliate” so that during the three month period within which Citigroup held a 10% or greater economic ownership interest in Legg Mason (including Legg Mason Stock), Brandywine and Western would continue to be considered “independent” of CGMI and its affiliates. This limited exception has been incorporated herein into a new Section IV.
Without the requested relief, the Applicants state that the Consulting Group would have been forced to terminate services received from Brandywine and Western on or prior to the closing date of the Merger Transaction. The Applicants request exemptive relief because (1) forcing the sale of interests held by Plans in Portfolios advised by Brandywine and Western and precluding Plan investors in the TRAK Program from making investments in these Portfolios would not have been in the best interests of the Plans and their participants and beneficiaries; (2) eliminating Brandywine and Western as Sub-Advisers would have caused a significant disruption to the TRAK Program and would not have been in the best interests of the Funds’ shareholders, including Plans; and (3) Brandywine and Western had never exercised control over the decisions made by the Consulting Group under the TRAK Program, nor had the Consulting Group ever exercised control over Brandywine’s or Western’s business. The Applicants also represent that Brandywine and Western were retained as Sub-Advisers under the TRAK Program prior to contemplation of the Merger Transaction and that any temporary “affiliation” that Legg Mason may have had with Citigroup could not have been anticipated at the time of their retention, or affected the consideration of whether to retain them. Further, the Applicants note that the retention of Brandywine and Western as Sub-Advisers under the TRAK Program was not a condition of, or in any way a part of, the Merger Transaction.
On the basis of the Applicants’ request, the Department has added a new Section IV to this proposed exemption. Paragraph (a) of Section IV and the relevant conditions are set forth as follows:
(a) Notwithstanding the condition set forth in Section II(h) of the General Conditions or the definition of “affiliate” set forth in Section III(b) of the Definitions herein, during the period, December 1, 2005 through March 10, 2006, within which Citigroup held a 10 percent or greater economic ownership interest in Legg Mason, Inc. (Legg Mason) as a result of the merger transaction (the Merger Transaction) consummated on December 1, 2005 between Citigroup and Legg Mason, Brandywine Asset Management LLC (Brandywine) and Western Asset Management Company (Western), both of which are wholly-owned subsidiaries of Legg Mason, continued to be deemed “independent” of Citigroup Global Markets Inc. (CGMI) and its affiliates for purposes of Section II(h) of the General Conditions and Section III(b) of the Definitions section, as long as the following conditions were met:
(1) The Merger Transaction resulted in Citigroup receiving, among other things, approximately 4 percent of Legg Mason voting common stock (Legg Mason Common Stock), and non-voting convertible preferred stock

8 When the term “affiliate” was modified in PTE 2000-45, it was not in the context of and did not address a transaction in which an affiliate of CGMI would exceed the 10% standard by holding, in part, Legg Mason Preferred Stock as described above.

(Legg Mason Preferred Stock) which was convertible into approximately 10 percent of Legg Mason Common Stock (together, Legg Mason Stock).
(2) Following the Merger Transaction, Legg Mason Stock was being held by a subsidiary of Citigroup that was not in the vertical chain of ownership with CGMI, and CGMI was not controlling or controlled by, the entity holding Legg Mason Stock.
(3) Legg Mason Preferred Stock was converted into Legg Mason Common Stock only after it was sold by Citigroup.
(4) Citigroup engaged in efforts to sell Legg Mason Preferred Stock within a reasonable amount of time pursuant to an underwritten broadly distributed public offering.
(5) Citigroup reduced its holdings in Legg Mason Stock below 10 percent within three months following the consummation of the Merger Transaction.
(6) Citigroup did not participate in any proxy contest or other activities concerning the management of Legg Mason.
(7) Citigroup did not acquire more than 5 percent of Legg Mason Common Stock at any time.
(8) Brandywine and Western operated as separate and autonomous business units within Legg Mason.
(9) The Consulting Group had no ability to exercise control or influence over the business of Brandywine or Western. Similarly, Brandywine and Western had no ability to exercise control or influence over the business of the Consulting Group.
(10) For so long as Citigroup’s ownership interest in Legg Mason remained greater than 10 percent, with respect to each Portfolio for which Brandywine or Western currently serves as a Sub-Adviser, the percentage of Portfolio assets allocated for management purposes to these entities by the Consulting Group was not increased.
(11) For so long as Citigroup’s ownership interest in Legg Mason remained greater than 10 percent, Brandywine and Western were not permitted to manage assets for any other Portfolio in the TRAK Program.
(12) For so long as Citigroup’s ownership interest in Legg Mason remained greater than 10 percent, the fee rates paid to Brandywine and Western were not increased.
(13) For so long as Citigroup’s ownership interest in Legg Mason remained greater than 10 percent, no other affiliates of Legg Mason were retained to act as Sub-Advisers in the TRAK Program.
(14) The Board of Trustees of the Trust for the Consulting Group subjected Brandywine and Western to the same review process and fiduciary requirements as in effect for all other Sub-Advisers, and to the same performance standards.

V. Revised General Conditions
The proposed exemption incorporates the General Conditions that were set forth in PTE 2000-45. However, the Department has revised these General Conditions in the proposal by making the language more comprehensible and consistent with other recently-granted individual and class exemptions. In addition, the Department has updated the General Conditions to include references to “Citigroup Global Markets Inc.”

(i.e., CGMI), which was formerly known, until April 7, 2003, as “Salomon Smith Barney Inc.” (i.e., “Salomon Smith Barney”). Accordingly, Section II of the proposed exemption has been modified as follows:

Section II. General Conditions
(a) The participation of Plans in the TRAK Program is approved by an Independent Plan Fiduciary. For purposes of this requirement, an employee, officer or director of Citigroup Global Markets Inc. (CGMI) and/or its affiliates covered by an IRA not subject to Title I of the Act will be considered an Independent Plan Fiduciary with respect to such IRA.
(b) The total fees paid to the Consulting Group and its affiliates constitute not more than reasonable compensation.
(c) No Plan pays a fee or commission by reason of the acquisition or redemption of shares in the Trust.
(d) The terms of each purchase or redemption of Trust shares remain at least as favorable to an investing Plan as those obtainable in an arm’s length transaction with an unrelated party.
(e) The Consulting Group provides written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.
(f) Any recommendation or evaluation made by the Consulting Group to an Independent Plan Fiduciary is implemented only at the express direction of such Independent Plan Fiduciary, provided, however, that:
(1) If such Independent Plan Fiduciary elects in writing (the Election), on a form designated by CGMI from time to time for such purpose, to participate in the Automatic Reallocation Option under the TRAK Program, the affected Plan or participant account is automatically reallocated whenever the Consulting Group modifies the particular asset allocation recommendation which the Independent Plan Fiduciary has chosen. Such Election continues in effect until revoked or terminated by the Independent Plan Fiduciary in writing.
(2) Except as set forth below in paragraph II(f)(3), at the time of a change in the Consulting Group’s asset allocation recommendation, each account based upon the asset allocation model (the Allocation Model) affected by such change is adjusted on the business day of the release of the new Allocation Model by the Consulting Group, except to the extent that market conditions, and order purchase and redemption procedures, may delay such processing through a series of purchase and redemption transactions to shift assets among the affected Portfolios.
(3) If the change in the Consulting Group’s asset allocation recommendation exceeds an increase or decrease of more than 10 percent in the absolute percentage allocated to any one investment medium (e.g., a suggested increase in a 15 percent allocation to greater than 25 percent, or a decrease of such 15 percent allocation to less than 5 percent), CGMI sends out a written notice (the Notice) to all Independent Plan Fiduciaries whose current investment allocation may be affected, describing the proposed reallocation and the date on which such allocation is to be instituted (the Effective Date). If the Independent Plan Fiduciary notifies CGMI, in writing, at any time within the period of 30 calendar days prior to the proposed Effective Date that such fiduciary does not wish to follow such revised asset allocation recommendation, the Allocation Model remains at the current level, or at such other level as the Independent Plan Fiduciary then expressly designated, in writing. If the Independent Plan Fiduciary does not affirmatively opt out of the new Consulting Group recommendation, in writing, prior to the proposed Effective Date, such new recommendation is automatically effected by a dollar-for-dollar liquidation and purchase of the required amounts in the respective account.

(4) An Independent Plan Fiduciary receives a trade confirmation of each reallocation transaction. In this regard, for all Plan investors other than Section 404(c) Plan accounts (i.e., 401(k) Plan accounts), CGMI mails trade confirmations on the next business day after the reallocation trades are executed. In the case of Section 404(c) Plan participants, notification depends upon the notification provisions agreed to by the Plan recordkeeper.
(g) The Consulting Group generally gives investment advice in writing to an Independent Plan Fiduciary with respect to all available Portfolios. However, in the case of a Plan providing for participant-directed investments (the Section 404(c) Plan), the Consulting Group provides investment advice that is limited to the Portfolios made available under the Plan.
(h) Any sub-adviser (the Sub-Adviser) that acts for the Trust to exercise investment discretion over a Portfolio is independent of CGMI and its affiliates.
(i) Immediately following the acquisition by a Portfolio of any securities that are issued by CGMI and/or its affiliates such as Citigroup common stock (the Citigroup Common Stock), the percentage of that Portfolio’s net assets invested in such securities does not exceed one percent. However, this percentage limitation may be exceeded if:
(1) The amount held by a Sub-Adviser in managing a Portfolio is held in order to replicate an established third-party index (the Index).
(2) The Index represents the investment performance of a specific segment of the public market for equity securities in the United States and/or foreign countries. The organization creating the Index is:
(i) Engaged in the business of providing financial information;
(ii) A publisher of financial news information; or
(iii) A public stock exchange or association of securities dealers.
The Index is created and maintained by an organization independent of CGMI and its affiliates and is a generally-accepted standardized Index of securities which is not specifically tailored for use by CGMI and its affiliates.
(3) The acquisition or disposition of Citigroup Common Stock does not include any agreement, arrangement or understanding regarding the design or operation of the Portfolio acquiring the Citigroup Common Stock, which is intended to benefit CGMI or any party in which CGMI may have an interest.
(4) The Independent Plan Fiduciary authorizes the investment of a Plan’s assets in an Index Fund which purchases and/or holds Citigroup Common Stock and the Sub-Adviser is responsible for voting any shares of Citigroup Common Stock that are held by an Index Fund on any matter in which shareholders of Citigroup Common Stock are required or permitted to vote.
(j) The quarterly investment advisory fee that is paid by a Plan to the Consulting Group for investment advisory services rendered to such Plan is offset by such amount as is necessary to assure that the Consulting Group retains no more than 20 basis points from any Portfolio (with the exception of the Government Money Investments Portfolio and the GIC Fund Portfolio for which the Consulting Group and the Trust retains no investment management fee) which contains investments attributable to the Plan investor.
(k) With respect to its participation in the TRAK Program prior to purchasing Trust shares,

(1) Each Plan receives the following written or oral disclosures from the Consulting Group:
(A) A copy of the Prospectus for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between the Consulting Group, CGMI and its subsidiaries and the compensation paid to such entities.9
(B) Upon written or oral request to CGMI, a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.
(C) A copy of the investment advisory agreement between the Consulting Group and such Plan which relates to participation in the TRAK Program and describes the Automatic Reallocation Option.
(D) Upon written request of CGMI, a copy of the respective investment advisory agreement between the Consulting Group and the Sub-Advisers.
(E) In the case of Section 404(c) Plan, if required by the arrangement negotiated between the Consulting Group and the Plan, an explanation by a CGMI Consultant (the Financial Consultant) to eligible participants in such Plan, of the services offered under the TRAK Program and the operation and objectives of the Portfolios.
(F) A copy of the Proposed Exemption and the Final Exemption pertaining to the exemptive relief described herein.
(2) If accepted as an investor in the TRAK Program, an Independent Plan Fiduciary of an IRA or Keogh Plan is required to acknowledge, in writing, prior to purchasing Trust shares that such fiduciary has received copies of the documents described above in subparagraph (k)(1) of this section.
(3) With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents is provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares). Such Independent Plan Fiduciary is required to represent in writing to CGMI that such fiduciary is (a) independent of CGMI and its affiliates and (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.
(4) With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Plan Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to CGMI that such fiduciary is (a) independent of CGMI and its affiliates, (b) capable of making an independent decision regarding the investment of Plan assets and (c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.
(l) Subsequent to its participation in the TRAK Program, each Plan receives the following written or oral disclosures with respect to its ongoing participation in the TRAK Program:
(1) The Trust’s semi-annual and annual report including a financial statement for the Trust and investment management fees paid by each Portfolio.

9 The fact that certain transactions and fee arrangements are the subject of an administrative exemption does not relieve the Independent Plan Fiduciary from the general fiduciary responsibility provisions of section 404 of the Act. In this regard, the Department expects the Independent Plan Fiduciary to consider carefully the totality of the fees and expenses to be paid by the Plan, including the fees paid directly to CGMI or to other third parties.

(2) A written quarterly monitoring statement containing an analysis and an evaluation of a Plan investor’s account to ascertain whether the Plan’s investment objectives have been met and recommending, if required, changes in Portfolio allocations.
(3) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly, detailed investment performance monitoring report, in writing, provided to an Independent Plan Fiduciary of such Plan showing Plan level asset allocations, Plan cash flow analysis and annualized risk adjusted rates of return for Plan investments. In addition, if required by such arrangement, Financial Consultants meet periodically with Independent Plan Fiduciaries of Section 404(c) Plans to discuss the report as well as with eligible participants to review their accounts’ performance.
(4) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly participant performance monitoring report provided to a Plan participant which accompanies the participant’s benefit statement and describes the investment performance of the Portfolios, the investment performance of the participant’s individual investment in the TRAK Program, and give market commentary and toll-free numbers that enable the participant to obtain more information about the TRAK Program or to amend his or her investment allocations.
(5) On a quarterly and annual basis, written disclosures to all Plans of (a) the percentage of each Portfolio’s brokerage commissions that are paid to CGMI and its affiliates and (b) the average brokerage commission per share paid by each Portfolio to CGMI and its affiliates, as compared to the average brokerage commission per share paid by the Trust to brokers other than CGMI and its affiliates, both expressed as cents per share.
(m)(1) CGMI maintains or causes to be maintained for a period of (6) six years the records necessary to enable the persons described in paragraph (m)(2) of this section to determine whether the applicable conditions of this exemption have been met. Such records are readily available to assure accessibility by the persons identified in paragraph (2) of this section.
(2) Notwithstanding any provisions of section 504(a)(2) and (b) of the Act, the records referred to in paragraph (1) of this section are unconditionally available at their customary location for examination during normal business hours by:
(i) Any duly authorized employee or representative of the Department of Labor or the Internal Revenue Service;
(ii) Any fiduciary of a participating Plan or any duly authorized employee of such employer;
(iii) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and
(iv) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.
(3) A prohibited transaction is not deemed to have occurred if, due to circumstances beyond the control of CGMI, the records are lost or destroyed prior to the end of the six-year period, and no party in interest other than CGMI is subject to the civil penalty that may be assessed under section 502(i) of the Act or to the taxes imposed by sections 4975(a) and (b) of the Code if the records are not maintained or are not available for examination as required by paragraph (2) of this section.
(4) None of the persons described in subparagraphs (ii)-(iv) of this section (m)(2) is authorized to examine the trade secrets of CGMI or commercial or financial information which is privileged or confidential.

VI. Fee Offset Modification
The Applicants have also requested that the Department include a new method for computing “fee offsets” that are required under the exemption. Specifically, the Applicants are referring to Section II(j) of the General Conditions which states:
The quarterly investment advisory fee that is paid by a Plan to the Consulting Group for investment advisory services rendered to such Plan will be offset by such amount that is necessary to assure that the Consulting Group retains no more than 20 basis points from any Portfolio (with the exception of the Government Money Investments Portfolio and the GIC Fund Portfolio for which the Consulting Group and the Trust will retain no investment management fees) which contains investments attributable to the Plan investor.
According to the Applicants, this condition relates back to PTE 92-77, the original exemption granted to Shearson Lehman, Citigroup’s predecessor. In PTE 92-77, it was stated that the inside fees retained by the Consulting Group (i.e., the management fees paid by the Portfolios), after the payment of management fees to the Portfolio’s Sub-Advisers, would vary from 20 to 30 basis points depending on the Portfolio. Because the Consulting Group can retain no more than 20 basis points with respect to Plan investments in each Portfolio, it applies a reduction factor with respect to the advisory fee or “outside fee” that it charges directly to Plans. The reduction factor is 10, 5 or 0 basis points depending on the Portfolio.
The Applicants represent that this system of fee offsets has been uniformly used since the TRAK Program’s inception in accordance with the terms of the exemption. However, the Applicants explain that, over time, many of the Portfolios began to retain new Sub-Advisers, some of which charged higher fees than the Sub-Advisers that were in place when the original exemption was issued. Because the aggregate management fee (i.e., the “inside fee”) paid to both the Consulting Group and the Sub-Advisers by each Portfolio was not increased, and because the reduction factors remained the same across the Portfolios, the Applicants state that the Consulting Group sometimes retained less than 20 basis points.
The Applicants explain that in the course of developing a new system for computing the reduction factor, the Consulting Group discovered the computation anomaly in January 2007. Unknown to the Applicants, this problem has been present since the inception of the TRAK Program. The Applicants further indicate that the inside fee is computed daily and paid monthly based on the value of the Portfolio’s average daily net assets. However, the outside fee is computed on a “snapshot” basis at the end of each calendar quarter, and is based on the value of the client’s assets on that date. Because the timing and method for calculating the two fees are different, Plans which change investments during a quarter could end up with an imprecise offset.
The Applicants also point out that similar anomalies result when Plan clients invest or redeem assets in the TRAK Program within a quarter, or even without any action by the Plan or the Consulting Group by virtue of daily fluctuations in market values among the Portfolios. In this regard, when a Plan client invests during a quarter or as a Portfolio’s value increases, its total assets at the end of the quarter may be greater than the average assets during the quarter. Thus, the Plan would receive a higher than necessary offset. If the Plan is redeeming assets or as a Portfolio’s value decreases, the Plan’s total assets at the end of the quarter may be lower than its average assets during the quarter. Therefore, the Plan would receive a lower than necessary offset.
The Applicants believe that they have remained in compliance with the terms of the original exemption and the various amendments, at all times. However, in light of the above situation, effective January 1, 2008, the

Applicants have recalculated the fee offset formula and request that the exemption cover the new formula mechanism.
The following definitions are relevant to the new formula:
“CG Fee” is the inside fee that the Consulting Group retains for managing each of the Portfolios.
“Maximum CG Fee” means the lower of 20 basis points (annualized) or the lowest CG Fee payable on any given day with respect to a Portfolio (excluding the Government Money Investments Portfolio and the GIC Fund Portfolio where the Consulting Group retains no fee).
“Reduction Factor” means the CG Fee minus the Maximum CG Fee.
“Fee Offset Adjustment” means the Reduction Factor multiplied by the daily market value of a Plan’s assets of a particular Portfolio on any given day, divided by 365.
According to the Applicants, the Fee Offset Adjustment is being computed and accumulated on a daily basis. The aggregate offset for each quarter to be applied against the outside fee is the sum of the daily fee offsets for that quarter. The adjustment to the outside fee is being computed on a daily basis, based on the average daily market value of the Plan’s assets invested in any Portfolio, in the same way that the inside fee is calculated. The Applicants represent that this new approach allows the Consulting Group to apply precise offsets even for Portfolios with multiple Sub-Advisors charging different fees, where the aggregate inside fee accumulated to Sub-Advisers can change each day as the relative percentage of assets under management by each Sub-Adviser changes.
The Applicants state that the fee offset modification ensures that the Consulting Group always retains a net fee of 20 basis points even when there are investments, redemptions or drastic market swings during a quarterly billing cycle. The Applicants also explain that the fee offset modification ensures proper leveling where sub-advisory fees do not correspond to the 5 and 10 basis point offers. Furthermore, the Applicants maintain that the fee offset modification ensures that the TRAK Program will at all times operate in a manner consistent with the leveling requirements described in PTE 92-77.
The Department agrees that the Applicant’s modifications to the procedure for calculating the fees that are paid to the Consulting Group satisfy the requirements of Section II(j) of the proposed exemption. Therefore, the Department is not providing any exemptive relief with respect to such revised fee calculations beyond that provided in the proposed exemption.

VII. Effective Dates
The Applicants request that the limited exception described above be effective from December 1, 2005, the closing date of the Merger Transaction, until March 10, 2006, when Legg Mason Stock held by Citigroup represented a less than 10% ownership interest in Legg Mason. Because the Department has determined that PTE 2000-45 was no longer effective as a result of the Merger Transaction, the proposed new exemption will be effective as of December 1, 2005, and will include limited relief from the definition of affiliate for the period from December 1, 2005, through March 10, 2006. The proposed new exemption will also include relief for the fee offset procedure which was implemented by CGMI as of January 1, 2008. Thus, Section V of the proposed exemption reads as follows:

SECTION V. EFFECTIVE DATES
If granted, this proposed exemption will be effective: (1) December 1, 2005 until March 10, 2006 with respect to the limited exception described in Section IV; (2) December 1, 2005 with respect to the Covered Transactions, the General Conditions and the Definitions that are described in Sections I, II and III, respectively; and (3) January 1, 2008 with respect to the new fee offset procedure.
The availability of this proposed exemption is subject to the express condition that the material facts and representations contained in the application for exemption are true and complete and accurately describe all material terms of the Covered Transactions. This exemption is available to each specific party to whom the exemption grants relief, provided such party satisfies the terms and conditions of the exemption.

Notice to Interested Persons
Notice of the proposed exemption will be mailed by first class mail to the Independent Plan Fiduciary of each Plan currently participating in the TRAK Program, or, in the case of a Section 404(c) Plan, to the recordholder of the Trust shares. Such notice will be given within 30 days of the publication of the notice of pendency in the Federal Register. The notice will contain a copy of the notice of proposed exemption, as published in the Federal Register, and a supplemental statement, as required pursuant to 29 CFR 2570.43(b)(2). The supplemental statement will inform interested persons of their right to comment on and/or to request a hearing with respect to the pending exemption. Written comments and hearing requests are due within 60 days of the publication of the proposed exemption in the Federal Register.

General Information
The attention of interested persons is directed to the following:
(1) The fact that a transaction is the subject of an exemption under section 408(a) of the Act and section 4975(c)(2) of the Code does not relieve a fiduciary or other party in interest or disqualified persons from certain other provisions of the Act and the Code, including any prohibited transaction provisions of the Act and the Code to which the exemption does not apply and the general fiduciary responsibility provisions of section 404 of the Act, which require, among other things, a fiduciary to discharge his or her duties respecting the plan solely in the interest of the participants and beneficiaries of the plan and in a prudent fashion in accordance with section 404(a)(1)(B) of the Act; nor does it affect the requirement of section 401(a) of the Code that the plan must operate for the exclusive benefit of the employees of the employer maintaining the plan and their beneficiaries;
(2) The proposed exemption, if granted, will extend to transactions prohibited under section 406(b)(3) of the Act and section 4975(c)(1)(F) of the Code;
(3) Before an exemption can be granted under section 408(a) of the Act and section 4975(c)(2) of the Code, the Department must find that the exemption is administratively feasible, in the interest of the plan and of its participants and beneficiaries and protective of the rights of participants and beneficiaries of the plan;

(4) The proposed exemption, if granted, will be supplemental to, and not in derogation of, any other provisions of the Act and the Code, including statutory or administrative exemptions. Furthermore, the fact that a transaction is subject to an administrative or statutory exemption is not dispositive of whether the transaction is in fact a prohibited transaction; and
(5) This proposed exemption, if granted, is subject to the express condition that the facts and representations set forth in the notice of proposed exemption accurately describe, where relevant, the material terms of the transactions that will be consummated if this exemption is granted.

Written Comments and Hearing Requests
All interested persons are invited to submit written comments or requests for a hearing on the pending exemption to the address above, within the time frame set forth above, after the publication of this proposed exemption in the Federal Register. All comments will be made a part of the record. Comments received will be available for public inspection with the referenced applications at the address set forth above.

Proposed Exemption
Based on the facts and representations set forth in the application, the Department is considering granting the requested exemption under the authority of section 408(a) of the Employee Retirement Income Security Act of 1974 (the Act) and section 4975(c)(2) of the Internal Revenue Code of 1986 (the Code) and in accordance with the procedures set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, August 10, 1990).

Section I. Covered Transactions
A. If the exemption is granted, the restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, shall not apply, effective December 2005, to the purchase or redemption of shares by an employee benefit plan, an individual retirement account (an IRA), a retirement plan for self-employed individuals (a Keogh Plan), or an individual account pension plan that is subject to the provisions of Title I of the Act and established under section 403(b) of the Code (the Section 403(b) Plan) (collectively, the Plans) in the Trust for Consulting Group Capital Market Funds (the Trust), established by Citigroup, Inc. (Citigroup), in connection with such Plans’ participation in the TRAK Personalized Investment Advisory Service (the TRAK Program).
B. If the exemption is granted, the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, shall not apply, effective December 1, 2005, with respect to the provision, by Citigroup’s Consulting Group (the Consulting Group), of (1) investment advisory services or (2) an automatic reallocation option (the Automatic Reallocation Option) to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary), which may result in such fiduciary’s selection of a portfolio (the Portfolio) in the TRAK Program for the investment of Plan assets.
The proposed exemption is subject to the following conditions that are set forth below in Section II.

Section II. General Conditions
(a) The participation of Plans in the TRAK Program is approved by an Independent Plan Fiduciary. For purposes of this requirement, an employee, officer or director of Citigroup Global Markets Inc. (CGMI) and/or its affiliates covered by an IRA not subject to Title I of the Act will be considered an Independent Plan Fiduciary with respect to such IRA.
(b) The total fees paid to the Consulting Group and its affiliates constitute not more than reasonable compensation.
(c) No Plan pays a fee or commission by reason of the acquisition or redemption of shares in the Trust.
(d) The terms of each purchase or redemption of Trust shares remain at least as favorable to an investing Plan as those obtainable in an arm’s length transaction with an unrelated party.
(e) The Consulting Group provides written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.
(f) Any recommendation or evaluation made by the Consulting Group to an Independent Plan Fiduciary is implemented only at the express direction of such Independent Plan Fiduciary, provided, however, that:
(1) If such Independent Plan Fiduciary elects in writing (the Election), on a form designated by CGMI from time to time for such purpose, to participate in the Automatic Reallocation Option under the TRAK Program, the affected Plan or participant account is automatically reallocated whenever the Consulting Group modifies the particular asset allocation recommendation which the Independent Plan Fiduciary has chosen. Such Election continues in effect until revoked or terminated by the Independent Plan Fiduciary in writing.
(2) Except as set forth below in paragraph II(f)(3), at the time of a change in the Consulting Group’s asset allocation recommendation, each account based upon the asset allocation model (the Allocation Model) affected by such change is adjusted on the business day of the release of the new Allocation Model by the Consulting Group, except to the extent that market conditions, and order purchase and redemption procedures, may delay such processing through a series of purchase and redemption transactions to shift assets among the affected Portfolios.
(3) If the change in the Consulting Group’s asset allocation recommendation exceeds an increase or decrease of more than 10 percent in the absolute percentage allocated to any one investment medium (e.g., a suggested increase in a 15 percent allocation to greater than 25 percent, or a decrease of such 15 percent allocation to less than 5 percent), CGMI sends out a written notice (the Notice) to all Independent Plan Fiduciaries whose current investment allocation may be affected, describing the proposed reallocation and the date on which such allocation is to be instituted (the Effective Date). If the Independent Plan Fiduciary notifies CGMI, in writing, at any time within the period of 30 calendar days prior to the proposed Effective Date that such fiduciary does not wish to follow such revised asset allocation recommendation, the Allocation Model remains at the current level, or at such other level as the Independent Plan Fiduciary then expressly designated, in writing. If the Independent Plan Fiduciary does not affirmatively opt out of the new Consulting Group recommendation, in writing, prior to the proposed Effective Date, such new recommendation is automatically effected by a dollar-for-dollar liquidation and purchase of the required amounts in the respective account.
(4) An Independent Plan Fiduciary receives a trade confirmation of each reallocation transaction. In this regard, for all Plan investors other than Section 404(c) Plan accounts (i.e., 401(k) Plan accounts), CGMI mails trade confirmations on the next business day after the reallocation trades are executed. In the case of

Section 404(c) Plan participants, notification depends upon the notification provisions agreed to by the Plan recordkeeper.
(g) The Consulting Group generally gives investment advice in writing to an Independent Plan Fiduciary with respect to all available Portfolios. However, in the case of a Plan providing for participant-directed investments (the Section 404(c) Plan), the Consulting Group provides investment advice that is limited to the Portfolios made available under the Plan.
(h) Any sub-adviser (the Sub-Adviser) that acts for the Trust to exercise investment discretion over a Portfolio is independent of CGMI and its affiliates.
(i) Immediately following the acquisition by a Portfolio of any securities that are issued by CGMI and/ or its affiliates such as Citigroup common stock (the Citigroup Common Stock), the percentage of that Portfolio’s net assets invested in such securities does not exceed one percent. However, this percentage limitation may be exceeded if:
(1) The amount held by a Sub-Adviser in managing a Portfolio is held in order to replicate an established third-party index (the Index).
(2) The Index represents the investment performance of a specific segment of the public market for equity securities in the United States and/or foreign countries. The organization creating the Index is:
(i) Engaged in the business of providing financial information;
(ii) A publisher of financial news information; or
(iii) A public stock exchange or association of securities dealers.
The Index is created and maintained by an organization independent of CGMI and its affiliates and is a generally-accepted standardized Index of securities which is not specifically tailored for use by CGMI and its affiliates.
(3) The acquisition or disposition of Citigroup Common Stock does not include any agreement, arrangement or understanding regarding the design or operation of the Portfolio acquiring the Citigroup Common Stock, which is intended to benefit CGMI or any party in which CGMI may have an interest.
(4) The Independent Plan Fiduciary authorizes the investment of a Plan’s assets in an Index Fund which purchases and/or holds Citigroup Common Stock and the Sub-Adviser is responsible for voting any shares of Citigroup Common Stock that are held by an Index Fund on any matter in which shareholders of Citigroup Common Stock are required or permitted to vote.
(j) The quarterly investment advisory fee that is paid by a Plan to the Consulting Group for investment advisory services rendered to such Plan is offset by such amount as is necessary to assure that the Consulting Group retains no more than 20 basis points from any Portfolio (with the exception of the Government Money Investments Portfolio and the GIC Fund Portfolio for which the Consulting Group and the Trust retains no investment management fee) which contains investments attributable to the Plan investor.
(k) With respect to its participation in the TRAK Program prior to purchasing Trust shares,

(1) Each Plan receives the following written or oral disclosures from the Consulting Group:
(A) A copy of the Prospectus for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between the Consulting Group, CGMI and its subsidiaries and the compensation paid to such entities.10
(B) Upon written or oral request to CGMI, a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.
(C) A copy of the investment advisory agreement between the Consulting Group and such Plan which relates to participation in the TRAK Program and describes the Automatic Reallocation Option.
(D) Upon written request of CGMI, a copy of the respective investment advisory agreement between the Consulting Group and the Sub-Advisers.
(E) In the case of Section 404(c) Plan, if required by the arrangement negotiated between the Consulting Group and the Plan, an explanation by a CGMI Consultant (the Financial Consultant) to eligible participants in such Plan, of the services offered under the TRAK Program and the operation and objectives of the Portfolios.
(F) A copy of the Proposed Exemption and the Final Exemption pertaining to the exemptive relief described herein.
(2) If accepted as an investor in the TRAK Program, an Independent Plan Fiduciary of an IRA or Keogh Plan is required to acknowledge, in writing, prior to purchasing Trust shares that such fiduciary has received copies of the documents described above in subparagraph (k)(1) of this section.
(3) With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents is provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares). Such Independent Plan Fiduciary is required to represent in writing to CGMI that such fiduciary is (a) independent of CGMI and its affiliates and (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.
(4) With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Plan Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to CGMI that such fiduciary is (a) independent of CGMI and its affiliates, (b) capable of making an independent decision regarding the investment of Plan assets and (c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.
(l) Subsequent to its participation in the TRAK Program, each Plan receives the following written or oral disclosures with respect to its ongoing participation in the TRAK Program:
(1) The Trust’s semi-annual and annual report including a financial statement for the Trust and investment management fees paid by each Portfolio.

10 The fact that certain transactions and fee arrangements are the subject of an administrative exemption does not relieve the Independent Plan Fiduciary from the general fiduciary responsibility provisions of section 404 of the Act. In this regard, the Department expects the Independent Plan Fiduciary to consider carefully the totality of the fees and expenses to be paid by the Plan, including the fees paid directly to CGMI or to other third parties.

(2) A written quarterly monitoring statement containing an analysis and an evaluation of a Plan investor’s account to ascertain whether the Plan’s investment objectives have been met and recommending, if required, changes in Portfolio allocations.
(3) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly, detailed investment performance monitoring report, in writing, provided to an Independent Plan Fiduciary of such Plan showing Plan level asset allocations, Plan cash flow analysis and annualized risk adjusted rates of return for Plan investments. In addition, if required by such arrangement, Financial Consultants meet periodically with Independent Plan Fiduciaries of Section 404(c) Plans to discuss the report as well as with eligible participants to review their accounts’ performance.
(4) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly participant performance monitoring report provided to a Plan participant which accompanies the participant’s benefit statement and describes the investment performance of the Portfolios, the investment performance of the participant’s individual investment in the TRAK Program, and give market commentary and toll-free numbers that enable the participant to obtain more information about the TRAK Program or to amend his or her investment allocations.
(5) On a quarterly and annual basis, written disclosures to all Plans of (a) the percentage of each Portfolio’s brokerage commissions that are paid to CGMI and its affiliates and (b) the average brokerage commission per share paid by each Portfolio to CGMI and its affiliates, as compared to the average brokerage commission per share paid by the Trust to brokers other than CGMI and its affiliates, both expressed as cents per share.
(m)(1) CGMI maintains or causes to be maintained for a period of (6) six years the records necessary to enable the persons described in paragraph (m)(2) of this section to determine whether the applicable conditions of this exemption have been met. Such records are readily available to assure accessibility by the persons identified in paragraph (2) of this section.
(2) Notwithstanding any provisions of section 504(a)(2) and (b) of the Act, the records referred to in paragraph (1) of this section are unconditionally available at their customary location for examination during normal business hours by:
(i) Any duly authorized employee or representative of the Department of Labor or the Internal Revenue Service;
(ii) Any fiduciary of a participating Plan or any duly authorized employee of such employer;
(iii) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and
(iv) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.
(3) A prohibited transaction is not deemed to have occurred if, due to circumstances beyond the control of CGMI, the records are lost or destroyed prior to the end of the six-year period, and no party in interest other than CGMI is subject to the civil penalty that may be assessed under section 502(i) of the Act or to the taxes imposed by section 4975(a) and (b) of the Code if the records are not maintained or are not available for examination as required by paragraph (2) of this section.
(4) None of the persons described in subparagraphs (ii)-(iv) of this section (m)(2) is authorized to examine the trade secrets of CGMI or commercial or financial information which is privileged or confidential.

Section III. Definitions
For purposes of this proposed exemption:
(a) The term “CGMI” means Citigroup Global Markets Inc. and any affiliate of Citigroup Global Markets Inc., as defined in paragraph (b) of this Section III.
(b) An “affiliate” of CGMI includes:
(1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with CGMI. (For purposes of this subparagraph, the term “control” means the power to exercise a controlling influence over the management or policies of a person other than an individual);
(2) Any individual who is an officer (as defined in Section III(d) hereof), director or partner in CGMI or a person described in subparagraph (b)(1);
(3) Any corporation or partnership of which CGMI, or an affiliate described in subparagraph (b)(1), is a 10 percent or more partner or owner; and
(4) Any corporation or partnership of which any individual which is an officer or director of CGMI is a 10 percent or more partner or owner.
(c) An “Independent Plan Fiduciary” is a Plan fiduciary which is independent of CGMI and its affiliates and is either:
(1) A Plan administrator, sponsor, trustee or named fiduciary, as the recordholder of Trust shares under a Section 404(c) Plan;
(2) A participant in a Keogh Plan;
(3) An individual covered under (i) a self-directed IRA or (ii) a Section 403(b) Plan, which invests in Trust shares;
(4) A trustee, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction as contemplated by Section 404(c) of the Act; or
(5) A participant in a Plan, such as a Section 404(c) Plan, who is permitted under the terms of such Plan to direct, and who elects to direct, the investment of assets of his or her account in such Plan.
(d) The term “officer” means a president, any vice president in charge of a principal business unit, division or function (such as sales, administration or finance), or any other officer who performs a policymaking function for the entity.

Section IV. Limited Exception
(a) Notwithstanding the condition set forth in Section II(h) of the General Conditions or the definition of “affiliate” set forth in Section III(b) of the Definitions herein, during the period, December 1, 2005 until March 10, 2006, when Citigroup Inc. (Citigroup) held a 10 percent or greater economic ownership interest in Legg Mason, Inc. (Legg Mason) as a result of the merger transaction (Merger Transaction) consummated on December 1, 2005, between Citigroup and Legg Mason, Brandywine Asset Management LLC (Brandywine) and Western Asset Management Company (Western), both of which are wholly owned subsidiaries of Legg Mason, continued to be deemed “independent” of Citigroup Global Markets Inc. (CGMI) and its affiliates for purposes of Section II(h) of the General Conditions and Section III(b) of the Definitions, as long as the following conditions were met:
(1) The Merger Transaction resulted in Citigroup receiving, among other things, approximately 4 percent of the Legg Mason voting common stock (Legg Mason Common Stock), and non-voting convertible preferred stock (Legg Mason Preferred Stock) which was convertible into approximately 10 percent of Legg Mason Common Stock (together, Legg Mason Stock).
(2) Following the Merger Transaction, Legg Mason Stock was being held by a subsidiary of Citigroup that is not in the vertical chain of ownership with CGMI, and CGMI was not controlling or controlled by the entity holding Legg Mason Stock.
(3) Legg Mason Preferred Stock was converted into Legg Mason Common Stock only after it was sold by Citigroup.
(4) Citigroup engaged in efforts to sell Legg Mason Preferred Stock within a reasonable amount of time pursuant to an underwritten broadly distributed public offering.
(5) Citigroup reduced its holdings in Legg Mason Stock below 10 percent within three months following the consummation of the Merger Transaction.
(6) Citigroup did not participate in any proxy contest or other activities concerning the management of Legg Mason.
(7) Citigroup did not acquire more than 5 percent of Legg Mason Common Stock at any time.
(8) Brandywine and Western operated as separate and autonomous business units within Legg Mason.
(9) The Consulting Group had no ability to exercise control or influence over the business of Brandywine or Western. Similarly, Brandywine and Western had no ability to exercise control or influence over the business of the Consulting Group.
(10) For so long as Citigroup’s ownership interest in Legg Mason remained greater than 10 percent, with respect to each Portfolio for which Brandywine or Western currently serves as a Sub-Adviser, the percentage of Portfolio assets allocated for management purposes to these entities by the Consulting Group was not increased.
(11) For so long as Citigroup’s ownership interest in Legg Mason remained greater than 10 percent, Brandywine and Western were not permitted to manage assets for any other Portfolio in the TRAK Program.
(12) For so long as Citigroup’s ownership interest in Legg Mason remained greater than 10 percent, the fee rates paid to Brandywine and Western were not increased.
(13) For so long as Citigroup’s ownership interest in Legg Mason remained greater than 10 percent, no other affiliates of Legg Mason were retained to act as Sub-Advisers in the TRAK Program.
(14) The Board of Trustees of the Trust for the Consulting Group subjected Brandywine and Western to the same review process and fiduciary requirements as in effect for all other Sub-Advisers, and to the same performance standards.

Section V. Effective Dates

If granted, this proposed exemption will be effective: (1) December 1, 2005 until March 10, 2006 with respect to the limited exception described in Section IV; (2) as of December 1, 2005 with respect to the

Covered Transactions, the General Conditions and the Definitions that are described in Sections I, II and III; and (3) as of January 1, 2008 with respect to the new fee offset procedure.
The availability of this proposed exemption is subject to the express condition that the material facts and representations contained in the application for exemption are true and complete and accurately describe all material terms of the Covered Transactions. This exemption is available to each specific party to whom the exemption grants relief, provided such party satisfies the terms and conditions of the exemption.
For a more complete statement of the facts and representations supporting the Department’s decision to grant PTE 92-77, PTE 94-50, PTE 99-15 and PTE 2000-45, refer to the proposed exemptions and the grant notices which are cited above.
Signed at Washington, DC, this 18th day of December, 2008.

Ivan L. Strasfeld,

Director of Exemption Determinations, Employee Benefits Security Administration, U.S. Department of Labor.

[FR Doc. E8-30511 Filed 12-22-08; 8:45 am]

BILLING CODE 4510-29-P

DEPARTMENT OF LABOR
Employee Benefits Security Administration
[Prohibited Transaction Exemption 2009-12; Exemption Application No. D-11341]
Grant of Individual Exemption To Replace Prohibited Transaction Exemption (PTE) 2000-45, Involving Citigroup Global Markets Inc. (CGMI), Formerly Salomon Smith Barney Inc. (Salomon Smith Barney), Located in New York, NY
AGENCY: Employee Benefits Security Administration, U.S. Department of Labor.
ACTION: Grant of individual exemption to replace PTE 2000-45.
This document contains a final exemption before the Department of Labor (the Department) that replaces PTE 2000-45 (65 FR 54315, September 7, 2000), an exemption granted to Salomon Smith Barney. On December 1, 2005, PTE 2000-45 became ineffective due to a material change in the exemption.
PTE 2000-45 related to the operation of the TRAK Personalized Investment Advisory Service (the TRAK Program) and the Trust for Consulting Group Capital Markets Funds (the Trust) as described in a notice of proposed exemption (65 FR 35138, June 1, 2000), which underlies PTE 2000-45.
The final exemption incorporates by reference many of the conditions contained in PTE 2000-45. The exemption also revises and updates certain facts and representations set forth in PTE 2000-45 to include a new fee offset procedure and the terms of a past merger (the Merger Transaction) between Citigroup Inc. (Citigroup) and Legg Mason, Inc. (Legg Mason). In this regard, the Applicants have requested that a limited and temporary exception to the definition of “affiliate” be incorporated in a new Section IV.
DATES: Effective Date: This exemption is effective (1) from December 1, 2005 until March 10, 2006 with respect to the limited exception described in Section IV; (2) as of December 1, 2005 with respect to the Covered Transactions, the General Conditions and the Definitions described in Sections I, II, and III; and (3) as of January 1, 2008 with respect to the new fee offset procedure.
FOR FURTHER INFORMATION CONTACT: Mrs. Anna Vaughan or Ms. Jan D. Broady, Office of Exemptions Determinations, Employee Benefits Security Administration, U.S. Department of Labor, telephone (202) 693-8565 or (202) 693-8556. (These are not toll-free numbers.)
SUPPLEMENTARY INFORMATION: On December 23, 2008, the Department published a notice of proposed exemption in the Federal Register at 73 FR 78846 from the prohibited transaction restrictions of section 406(a) of the Employee Retirement Income Security Act of 1974 (the Act) and from the sanctions resulting from the application of section 4975 of the Internal Revenue Code of 1986 (the Code), as amended, by reason of section 4975(c)(1)(A) through (D) of the Code. The proposed exemption has been requested in an application filed on behalf of CGMI pursuant to section 408(a) of the Act and section 4975(c)(2) of the Code, and in accordance with the procedures set forth in 29 CFR part 2570, subpart B (55 FR 32836, August 10, 1990). Effective December 31, 1978, section 102 of Reorganization Plan No. 4 of 1978 (43 FR 47713, October 17, 1978) transferred the authority of the Secretary of the Treasury to issue exemptions of the type requested to the Secretary of Labor. Accordingly, this exemption is being issued solely by the Department.
The Department invited all interested persons to submit written comments and/or requests for a public hearing with respect to the notice of proposed exemption on or before February 23, 2009.

During the comment period, the Department received 29 telephone calls from participants or beneficiaries in plans with investments in the TRAK Program. All of these comments concerned the commenters’ inability to understand the notice of proposed exemption or the effect of the exemption on the commenters’ benefits.
The Department also received one written comment with respect to the proposed exemption. The comment, which was submitted by Citigroup, is intended to clarify and update certain factual information discussed in the proposed exemption, as follows:
1. TRAK Program Assets. On page 78847 of the notice of proposed exemption, the first sentence of the first paragraph states that the TRAK Program held assets that were in excess of $9.4 billion. Citigroup states that the sentence should be revised to read as follows: “As of July 29, 2008, the TRAK Program held assets of approximately $8.8 billion.”
Also, on page 78847 of the proposal, the first sentence in the last paragraph of the third column reads: “The assets sold by Citigroup to Legg Mason included Smith Barney Mutual Funds Management Inc. (now Smith Barney Fund Management LLC) but excluded the Consulting Group and the TRAK Program.” Citigroup explains that the first sentence should be revised to read: “The assets sold by Citigroup to Legg Mason included Smith Barney Fund Management LLC, but excluded the Consulting Group and the TRAK Program.”
2. Citigroup Loan to Legg Mason. On page 78847 of the notice of proposed exemption, the last sentence in the last paragraph of the third column discusses a loan provided by Legg Mason to Citigroup. Citigroup explains that it provided the loan to Legg Mason. Therefore, this sentence should be revised to read as follows: “Also, Citigroup Corporate and Investment Banking provided to Legg Mason approximately $550 million in the form of a five-year loan facility.”
3. Merger Transaction. On page 78848 of the notice of proposed exemption, Footnote 6 states that Citigroup Asset Management or “CAM” was sold to Legg Mason subsequent to the Merger Transaction. Citigroup explains that based on its knowledge, CAM was sold to Legg Mason as part of the Merger Transaction.
4. General Conditions. On pages 78850 and 78854 of the proposed exemption, Section II(j) makes reference to the “Government Money Investments Portfolio” and the “GIC Fund Portfolio”. Citigroup wishes to clarify that these funds have been re-named the “Money Market Investments Portfolio” and the “Stable Value Investments Portfolio,” respectively.
Also, on pages 78850 and 78854 of the proposal, Section II(k)(1)(E) uses the term “Financial Consultant.” Citigroup explains that it now refers to these employees as “Financial Advisors.”
In response to Citigroup’s comment letter, the Department has made revisions to the operative language of the final exemption and, where applicable, has taken note of the foregoing clarifications and updates to the Summary of Facts and Representations of the proposed exemption.
For further information regarding the comments and other matters discussed herein, interested persons are encouraged to obtain copies of the exemption application file (Exemption Application No. D-11341) the Department is maintaining in this case. The complete application file, as well as all supplemental submissions received by the Department, are made available for public inspection in the Public Documents Room of the Employee Benefits Security Administration, Room N-1513, U.S. Department of Labor, 200 Constitution Avenue, NW., Washington, DC 20210.
Accordingly, after giving full consideration to the entire record, including the written comment, the Department has decided to grant the exemption subject to the modifications described above.

General Information
The attention of interested persons is directed to the following:
(1) The fact that a transaction is the subject of an exemption under section 408(a) of the Act and section 4975(c)(2) of the Code does not relieve a fiduciary or other party in interest or disqualified person from certain other provisions of the Act and the Code, including any prohibited transaction provisions to which the exemption does not apply and the general fiduciary responsibility provisions of section 404 of the Act, which require, among other things, a fiduciary to discharge his or her duties respecting the plan solely in the interest of the participants and beneficiaries of the plan and in a prudent fashion in accordance with section 404(a)(1)(B) of the Act.
(2) In accordance with section 408(a) of the Act, the Department makes the following determinations:
(a) The exemption is administratively feasible;
(b) The exemption is in the interest of the plan and of its participants and beneficiaries; and
(c) The exemption is protective of the rights of participants and beneficiaries of employee benefit plans participating in the TRAK Program.
(3) The exemption is supplemental to, and not in derogation of, any other provisions of the Act and the Code, including statutory or administrative exemptions. Furthermore, the fact that a transaction is subject to an administrative or statutory exemption is not dispositive of whether the transaction is in fact a prohibited transaction.
Accordingly, the following exemption is granted under the authority of section 408(a) of the Act and section 4975(c)(2) of the Code and in accordance with the procedures set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, 32847, August 10, 1990).

Section I. Covered Transactions
A. The restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, shall not apply, effective December 1, 2005, to the purchase or redemption of shares by an employee benefit plan, an individual retirement account (an IRA), a retirement plan for self-employed individuals (a Keogh Plan), or an individual account pension plan that is subject to the provisions of Title I of the Act and established under section 403(b) of the Code (the section 403(b) Plan; collectively, the Plans) in the Trust for Consulting Group Capital Markets Funds (the Trust), established by Citigroup, Inc. (Citigroup), in connection with such Plans’ participation in the TRAK Personalized Investment Advisory Service (the TRAK Program).
B. The restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, shall not apply, effective December 1, 2005, with respect to the provision, by Citigroup’s Consulting Group (the Consulting Group), of (1) investment advisory services or (2) an automatic reallocation option (the Automatic Reallocation Option) to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary), which may result in such fiduciary’s selection of a portfolio (the Portfolio) in the TRAK Program for the investment of Plan assets.
This exemption is subject to the following conditions set forth below in Section II.

Section II. General Conditions
(a) The participation of Plans in the TRAK Program is approved by an Independent Plan Fiduciary. For purposes of this requirement, an employee, officer or director of Citigroup Global Markets Inc. (CGMI) and/or its affiliates covered by an IRA not subject to Title I of the Act will be considered an Independent Plan Fiduciary with respect to such IRA.
(b) The total fees paid to the Consulting Group and its affiliates constitute not more than reasonable compensation.
(c) No Plan pays a fee or commission by reason of the acquisition or redemption of shares in the Trust.
(d) The terms of each purchase or redemption of Trust shares remain at least as favorable to an investing Plan as those obtainable in an arm’s length transaction with an unrelated party.
(e) The Consulting Group provides written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.
(f) Any recommendation or evaluation made by the Consulting Group to an Independent Plan Fiduciary is implemented only at the express direction of such Independent Plan Fiduciary, provided, however, that:
(1) If such Independent Plan Fiduciary elects in writing, on a form designated by CGMI from time to time for such purpose, to participate in the Automatic Reallocation Option under the TRAK Program, the affected Plan or participant account is automatically reallocated whenever the Consulting Group modifies the particular asset allocation recommendation which the Independent Plan Fiduciary has chosen. Such Election continues in effect until revoked or terminated by the Independent Plan Fiduciary in writing.
(2) Except as set forth below in paragraph II(f)(3), at the time of a change in the Consulting Group’s asset allocation recommendation, each account based upon the asset allocation model (the Allocation Model) affected by such change is adjusted on the business day of the release of the new Allocation Model by the Consulting Group, except to the extent that market conditions, and order purchase and redemption procedures, may delay such processing through a series of purchase and redemption transactions to shift assets among the affected Portfolios.
(3) If the change in the Consulting Group’s asset allocation recommendation exceeds an increase or decrease of more than 10 percent in the absolute percentage allocated to any one investment medium (e.g., a suggested increase in a 15 percent allocation to greater than 25 percent, or a decrease of such 15 percent allocation to less than 5 percent), CGMI sends out a written notice (the Notice) to all Independent Plan Fiduciaries whose current investment allocation may be affected, describing the proposed reallocation and the date on which such allocation is to be instituted. If the Independent Plan Fiduciary notifies CGMI, in writing, at any time within the period of 30 calendar days prior to the proposed Effective Date that such fiduciary does not wish to follow such revised asset allocation recommendation, the Allocation Model remains at the current level, or at such other level as the Independent Plan Fiduciary then expressly designated, in writing. If the Independent Plan Fiduciary does not affirmatively opt out of the new Consulting Group recommendation, in writing, prior to the proposed Effective Date, such new recommendation is automatically effected by a dollar-for-dollar liquidation and purchase of the required amounts in the respective account.
(4) An Independent Plan Fiduciary receives a trade confirmation of each reallocation transaction. In this regard, for all Plan investors other than Section 404(c) Plan accounts (i.e., 401(k) Plan accounts), CGMI mails trade confirmations on the next business day after the reallocation trades are executed. In the case of Section 404(c) Plan participants, notification depends upon the notification provisions agreed to by the Plan recordkeeper.

(g) The Consulting Group generally gives investment advice in writing to an Independent Plan Fiduciary with respect to all available Portfolios. However, in the case of a Plan providing for participant-directed investments (the section 404(c) Plan), the Consulting Group provides investment advice that is limited to the Portfolios made available under the Plan.
(h) Any sub-adviser (the Sub-Adviser) that acts for the Trust to exercise investment discretion over a Portfolio is independent of CGMI and its affiliates.
(i) Immediately following the acquisition by a Portfolio of any securities that are issued by CGMI and/ or its affiliates such as Citigroup common stock (the Citigroup Common Stock), the percentage of that Portfolio’s net assets invested in such securities does not exceed one percent. However, this percentage limitation may be exceeded if:
(1) The amount held by a Sub-Adviser in managing a Portfolio is held in order to replicate an established third-party index (the Index).
(2) The Index represents the investment performance of a specific segment of the public market for equity securities in the United States and/or foreign countries. The organization creating the Index is:
(i) Engaged in the business of providing financial information;
(ii) A publisher of financial news information; or
(iii) A public stock exchange or association of securities dealers. The Index is created and maintained by an organization independent of CGMI and its affiliates and is a generally-accepted standardized Index of securities which is not specifically tailored for use by CGMI and its affiliates.
(3) The acquisition or disposition of Citigroup Common Stock does not include any agreement, arrangement or understanding regarding the design or operation of the Portfolio acquiring the Citigroup Common Stock, which is intended to benefit CGMI or any party in which CGMI may have an interest.
(4) The Independent Plan Fiduciary authorizes the investment of a Plan’s assets in an Index Fund which purchases and/or holds Citigroup Common Stock and the Sub-Adviser is responsible for voting any shares of Citigroup Common Stock that are held by an Index Fund on any matter in which shareholders of Citigroup Common Stock are required or permitted to vote.
(j) The quarterly investment advisory fee that is paid by a Plan to the Consulting Group for investment advisory services rendered to such Plan is offset by such amount as is necessary to assure that the Consulting Group retains no more than 20 basis points from any Portfolio (with the exception of the Money Market Investments Portfolio and the Stable Value Investments Portfolio for which the Consulting Group and the Trust retains no investment management fee) which contains investments attributable to the Plan investor.
(k) With respect to its participation in the TRAK Program prior to purchasing Trust shares,
(1) Each Plan receives the following written or oral disclosures from the Consulting Group:
(A) A copy of the Prospectus for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between the Consulting Group, CGMI and its subsidiaries and the compensation paid to such entities.*

* The fact that certain transactions and fee arrangements are the subject of an administrative exemption does not relieve the Independent Plan Fiduciary from the general fiduciary responsibility provisions of section 404 of the Act. In this regard, the Department expects the Independent Plan Fiduciary to consider carefully the totality of the fees and expenses to be paid by the Plan, including the fees paid directly to CGMI or to other third parties.

(B) Upon written or oral request to CGMI, a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.
(C) A copy of the investment advisory agreement between the Consulting Group and such Plan which relates to participation in the TRAK Program and describes the Automatic Reallocation Option.
(D) Upon written request of CGMI, a copy of the respective investment advisory agreement between the Consulting Group and the Sub-Advisers.
(E) In the case of Section 404(c) Plan, if required by the arrangement negotiated between the Consulting Group and the Plan, an explanation by a CGMI Consultant to eligible participants in such Plan, of the services offered under the TRAK Program and the operation and objectives of the Portfolios.
(F) A copy of the Proposed Exemption and the Final Exemption pertaining to the exemptive relief described herein.
(2) If accepted as an investor in the TRAK Program, an Independent Plan Fiduciary of an IRA or Keogh Plan is required to acknowledge, in writing, prior to purchasing Trust shares that such fiduciary has received copies of the documents described above in subparagraph (k)(1) of this section.
(3) With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents is provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares). Such Independent Plan Fiduciary is required to represent in writing to CGMI that such fiduciary is (a) independent of CGMI and its affiliates and (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.
(4) With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Plan Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to CGMI that such fiduciary is (a) independent of CGMI and its affiliates, (b) capable of making an independent decision regarding the investment of Plan assets and (c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.
(l) Subsequent to its participation in the TRAK Program, each Plan receives the following written or oral disclosures with respect to its ongoing participation in the TRAK Program:
(1) The Trust’s semi-annual and annual report including a financial statement for the Trust and investment management fees paid by each Portfolio.
(2) A written quarterly monitoring statement containing an analysis and an evaluation of a Plan investor’s account to ascertain whether the Plan’s investment objectives have been met and recommending, if required, changes in Portfolio allocations.
(3) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly, detailed investment performance monitoring report, in writing, provided to an Independent Plan Fiduciary of such Plan showing Plan level asset allocations, Plan cash flow analysis and annualized risk adjusted rates of return for Plan investments. In addition, if required by such arrangement, Financial Consultants meet periodically with Independent Plan Fiduciaries of Section 404(c) Plans to discuss the report as well as with eligible participants to review their accounts’ performance.
(4) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly participant performance monitoring report provided to a Plan participant which accompanies the participant’s benefit statement and describes the investment performance of the Portfolios, the investment performance of the participant’s individual investment in the TRAK Program, and gives market commentary and toll-free numbers that enable the participant to obtain more information about the TRAK Program or to amend his or her investment allocations.
(5) On a quarterly and annual basis, written disclosures to all Plans of (a) the percentage of each Portfolio’s brokerage commissions that are paid to CGMI and its affiliates and (b) the average brokerage commission per share paid by each Portfolio to CGMI and its affiliates, as compared to the average brokerage commission per share paid by the Trust to brokers other than CGMI and its affiliates, both expressed as cents per share.
(m)(1) CGMI maintains or causes to be maintained for a period of (6) six years the records necessary to enable the persons described in paragraph (m)(2) of this section to determine whether the applicable conditions of this exemption have been met. Such records are readily available to assure accessibility by the persons identified in paragraph (2) of this section.
(2) Notwithstanding any provisions of section 504(a)(2) and (b) of the Act, the records referred to in paragraph (1) of this section are unconditionally available at their customary location for examination during normal business hours by—
(i) Any duly authorized employee or representative of the Department of Labor or the Internal Revenue Service;
(ii) Any fiduciary of a participating Plan or any duly authorized employee of such employer;
(iii) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and;
(iv) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.
(3) A prohibited transaction is not deemed to have occurred if, due to circumstances beyond the control of CGMI, the records are lost or destroyed prior to the end of the six-year period, and no party in interest other than CGMI is subject to the civil penalty that may be assessed under section 502(i) of the Act or to the taxes imposed by sections 4975(a) and (b) of the Code if the records are not maintained or are not available for examination as required by paragraph (2) of this section.
(4) None of the persons described in subparagraphs (ii)-(iv) of this section (m)(2) is authorized to examine the trade secrets of CGMI or commercial or financial information which is privileged or confidential.

Section III. Definitions
For purposes of this exemption:
(a) The term “CGMI” means Citigroup Global Markets Inc. and any affiliate of Citigroup Global Markets Inc., as defined in paragraph (b) of this Section III.

(b) An “affiliate” of CGMI includes:
(1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with CGMI. (For purposes of this subparagraph, the term “control” means the power to exercise a controlling influence over the management or policies of a person other than an individual);
(2) Any individual who is an officer (as defined in Section III(d) hereof), director or partner in CGMI or a person described in subparagraph (b)(1);
(3) Any corporation or partnership of which CGMI, or an affiliate described in subparagraph (b)(1), is a 10 percent or more partner or owner; and
(4) Any corporation or partnership of which any individual which is an officer or director of CGMI is a 10 percent or more partner or owner.
(c) An “Independent Plan Fiduciary” is a Plan fiduciary which is independent of CGMI and its affiliates and is either:
(1) A Plan administrator, sponsor, trustee or named fiduciary, as the recordholder of Trust shares under a Section 404(c) Plan;
(2) A participant in a Keogh Plan;
(3) An individual covered under (i) a self-directed IRA or (ii) a Section 403(b) Plan, which invests in Trust shares;
(4) A trustee, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction as contemplated by Section 404(c) of the Act; or
(5) A participant in a Plan, such as a Section 404(c) Plan, who is permitted under the terms of such Plan to direct, and who elects to direct, the investment of assets of his or her account in such Plan.
(d) The term “officer” means a president, any vice president in charge of a principal business unit, division or function (such as sales, administration or finance), or any other officer who performs a policymaking function for the entity.

Section IV. Limited Exception
(a) Notwithstanding the condition set forth in Section II(h) of the General Conditions or the definition of “affiliate” set forth in Section III(b) of the Definitions herein, during the period, December 1, 2005 until March 10, 2006, when Citigroup Inc. (Citigroup) held a 10 percent or greater economic ownership interest in Legg Mason, Inc. (Legg Mason) as a result of the merger transaction (Merger Transaction) consummated on December 1, 2005, between Citigroup and Legg Mason, Brandywine Asset Management LLC (Brandywine) and Western Asset Management Company (Western), both of which are wholly owned subsidiaries of Legg Mason, continued to be deemed “independent” of Citigroup Global Markets Inc. (CGMI) and its affiliates for purposes of Section II(h) of the General Conditions and Section III(b) of the Definitions, as long as the following conditions were met:
(1) The Merger Transaction resulted in Citigroup receiving, among other things, approximately 4 percent of the Legg Mason voting common stock (Legg Mason Common Stock), and non-voting convertible preferred stock (Legg Mason Preferred Stock) which was convertible into approximately 10 percent of Legg Mason Common Stock (together, Legg Mason Stock).

(2) Following the Merger Transaction, Legg Mason Stock was being held by a subsidiary of Citigroup that is not in the vertical chain of ownership with CGMI, and CGMI was not controlling or controlled by the entity holding Legg Mason Stock.
(3) Legg Mason Preferred Stock was converted into Legg Mason Common Stock only after it was sold by Citigroup.
(4) Citigroup engaged in efforts to sell Legg Mason Preferred Stock within a reasonable amount of time pursuant to an underwritten broadly distributed public offering.
(5) Citigroup reduced its holdings in Legg Mason Stock below 10 percent within three months following the consummation of the Merger Transaction.
(6) Citigroup did not participate in any proxy contest or other activities concerning the management of Legg Mason.
(7) Citigroup did not acquire more than 5 percent of Legg Mason Common Stock at any time.
(8) Brandywine and Western operated as separate and autonomous business units within Legg Mason.
(9) The Consulting Group had no ability to exercise control or influence over the business of Brandywine or Western. Similarly, Brandywine and Western had no ability to exercise control or influence over the business of the Consulting Group.
(10) For so long as Citigroup’s ownership interest in Legg Mason remained greater than 10 percent, with respect to each Portfolio for which Brandywine or Western currently serves as a Sub-Adviser, the percentage of Portfolio assets allocated for management purposes to these entities by the Consulting Group was not increased.
(11) For so long as Citigroup’s ownership interest in Legg Mason remained greater than 10 percent, Brandywine and Western were not permitted to manage assets for any other Portfolio in the TRAK Program.
(12) For so long as Citigroup’s ownership interest in Legg Mason remained greater than 10 percent, the fee rates paid to Brandywine and Western were not increased.
(13) For so long as Citigroup’s ownership interest in Legg Mason remained greater than 10 percent, no other affiliates of Legg Mason were retained to act as Sub-Advisers in the TRAK Program.
(14) The Board of Trustees of the Trust for the Consulting Group subjected Brandywine and Western to the same review process and fiduciary requirements as in effect for all other Sub-Advisers, and to the same performance standards.

Section V. Effective Dates
This exemption is effective: (1) December 1, 2005 until March 10, 2006 with respect to the limited exception described in Section IV; (2) as of December 1, 2005 with respect to the Covered Transactions, the General Conditions and the Definitions that are described in Sections I, II and III; and (3) as of January 1, 2008 with respect to the new fee offset procedure.

Signed at Washington, DC, this 20th day of March, 2009.

Ivan L. Strasfeld,

Director of Exemption Determinations, Employee Benefits Security Administration, U.S. Department of Labor.

[FR Doc. E9-6621 Filed 3-25-09; 8:45 am]

BILLING CODE 4510-29-P